UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    October 12, 2020

VOXX INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-28839
(State or other jurisdiction of incorporation)	(Commission File Number)

13-1964841

(I.R.S. Employer Identification No.)

2351 J Lawson Blvd., Orlando, FL	32824
(Address of principal executive offices)	(Zip Code)

(800) 645-7750

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class:	Trading Symbol:	Name of Each Exchange on which Registered
Class A Common Stock $.01 par value	VOXX	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On October 13, 2020, VOXX International Corporation (“the Company”) issued a press release announcing its earnings for the three and six months ended August 31, 2020. A copy of the release is furnished herewith as Exhibit 99.1.

Item 8.01    Other Events.

Earnings Call:

On October 14, 2020, the Company held a conference call to discuss its financial results for the three and six months ended August 31, 2020. The Company has prepared a transcript of that conference call, a copy of which is annexed hereto as Exhibit 99.2.

The information furnished under Items 2.02 and 8.01, including Exhibits 99.1 and 99.2, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Revised Non-Employee Director Compensation:

On October 12, 2020, the Board approved revised Non-Employee Director Compensation which provides for the following:

Restricted Stock Grant:  Each of the Company’s non-employee directors received a one-time grant of 10,000 Restricted Stock Units with a value based on the fair market value of the Company’s Class A Common Stock, which is the mean of the high and low stock price on the date of grant. The Restricted Stock Units vested upon the grant date but will only be settled in stock, cash, or a combination of both, in the Company’s sole discretion, upon a non-employee director’s separation from service by virtue of death, resignation, non-election, or change in control.

Cash Retainers:  Each of the Company’s non-employee directors will also receive an annual retainer of $50,000. Additionally, the Audit Committee chairperson will annually receive $15,000,  the Compensation Committee chairperson will annually receive $10,000, and the Nominating and Corporate Governance Committee chairperson will annually receive $10,000.  In addition, each of the Company’s non-employee directors will annually receive $5,000 for general availability and participation in meetings and conference calls of the Board and its Audit, Compensation and Nominating and Governance Committees, in lieu of a per meeting attendance fee.

Expenses:  The Company will continue to reimburse non-employee directors for their travel, lodging, and other reasonable expenses incurred in attending meetings of Board and committees of the Board.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Press Release, dated October 13, 2020, relating to VOXX International Corporation's earnings release for the three and six months ended August 31, 2020 (filed herewith).
99.2	Transcript of conference call held on October 14, 2020 at 10:00 am (filed herewith).
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOXX INTERNATIONAL CORPORATION (Registrant)

Date: October 16, 2020	BY:	/s/ Charles M. Stoehr
Charles M. Stoehr
Senior Vice President and
Chief Financial Officer